UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2008

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 10, 2008, Apollo Gold Corporation (the “Company”) entered into a Bridge Facility Agreement (the “Facility Agreement”) with RMB Australia Holdings Limited, an Australian corporation (“RMBAH”), RMB Resources Inc., a Delaware corporation (“RMBR”), and Macquarie Bank Limited, an Australian corporation (“Macquarie” and together with RMBAH, the “Financiers”).

The Company borrowed US$15,000,000 at the closing, which was deposited in a proceeds account.  The Company may withdraw US$6,000,000 from the proceeds account following the closing.  The Company’s ability to borrow the remaining US$9,000,000 from the proceeds account is subject to the prior written approval of the Financiers.  Under the Facility Agreement, the Financiers will not approve additional withdrawals unless prior to February 28, 2009 the Company raises equity or makes other funds available in an amount and on terms satisfactory to the Financiers to fund the Company’s corporate level expenditures unrelated to the Black Fox project.

The Facility Agreement requires the Company to use proceeds from the facility only for: (i) the funding of the development, construction and operation of the Company’s Black Fox project located in northern Ontario, Canada, and (ii) the funding of certain fees and costs due under the Facility Agreement and certain related project agreements.

The Facility Agreement is subject to a five percent arrangement fee and matures on the earlier to occur of (i) June 30, 2009 or (ii) the first drawing under a long-term project finance facility, if any that may be entered into by the Company after the date of the Facility Agreement.  Amounts borrowed under the Facility Agreement, including amounts in the proceeds account, will bear interest at LIBOR plus 10%, payable in arrears on the last day of December 2008, March 2009 and June 2009.  The Facility Agreement provides that the Company, at its option, may forgo cash payment of interest for any interest period, in which event each Financier may elect to either (i) convert the interest payment owed to it into the Company’s common shares (the “Conversion Shares”) or (ii) capitalize the interest payment owed to it and add such amount to the principal amount of the loan.  The number of Conversion Shares issuable is calculated by dividing the interest payment by the volume weighted average market price of the Company’s shares on the Toronto Stock Exchange (the “TSX”) during a trailing five-day period prior to the interest payment date discounted by the maximum discount permitted by the TSX.  The Company has agreed to use its best efforts to register the resale of the Conversion Shares and the Warrant Shares (as defined below) with the U.S. Securities and Exchange Commission promptly following the execution of the Facility Agreement.

Pursuant to the Facility Agreement, the Company issued 42,614,254 warrants (the “Warrants”) (21,307,127 to each Financier) as partial consideration for financing services provided in connection with the Facility Agreement.  Each Warrant entitles the holder to purchase one common share (the “Warrant Shares”) of the Company pursuant to the terms and conditions of the Warrant.  The Warrants expire 48 months from their date of issuance and have an exercise price of Cdn$0.221 per Warrant Share, subject to customary anti-dilution adjustments.

Borrowings under the Facility Agreement are secured by a first lien on substantially all of the Company’s assets, including the Black Fox project, and the stock of the Company’s subsidiaries.

The Facility Agreement contains various financial and operational covenants that impose limitations on the Company.  These include, among other things, limitations and covenants regarding:  (i) the conduct of the Black Fox project and use of related assets; (ii) compliance with applicable laws and permits; (iii) mining rights at the Black Fox project; (iv) the Company’s corporate budget; (v) provision of information; (vi) maintenance of accounting records; (vii) maintenance of corporate existence; (viii) compliance with certain material agreements; (ix) capital maintenance requirements; (x) payment of indebtedness and taxes; (xi) amendments to existing agreements relating to the Black Fox project or entry into any such agreements; (xii) amendments to governing documents; (xiii) disposition of or encumbrance of certain assets; (xiv) engaging in other lines of business; (xv) incurrence of indebtedness; (xvi) related party transactions; (xvii) creation of new subsidiaries; (xviii) dividends and other distributions; (xix) maintenance of the property securing the Facility Agreement; (xx) insurance; (xxi) subordination of intercompany claims; (xxii) tradeability of the Conversion Shares and the Warrant Shares under Canadian securities laws; (xxiii) registration of the Conversion Shares and the Warrant Shares under United States securities laws; and (xxiv) maintenance of listing status on the TSX and status as a reporting issuer under Canadian securities laws.

Subject in certain cases to applicable notice provisions and cure periods, events of default under the Facility Agreement include, without limitation: (i) failure to make payments when due; (ii) certain misrepresentations under the Facility Agreement and certain other documents; (iii) breach of financial covenants in the Facility Agreement; (iv) breach of other covenants in the Facility Agreement and certain other documents; (v) loss of certain mineral rights; (vi) compulsory acquisition or expropriation of certain secured property by a government agency; (vii) certain cross-defaults on other indebtedness of the Company; (viii) entry of certain judgments against the Company that are not paid or satisfied; (ix) enforcement of encumbrances against a material asset of the Company (or any such encumbrance becomes capable of being enforced); (x) events of liquidation, receivership or insolvency of the Company; (xi) maintenance of listing status on the TSX or NYSE Alternext U.S. exchange and status as a reporting issuer under Canadian securities laws; or (xii) occurrence of any event which has or is reasonably likely to have a material adverse effect on the assets, business or operations of the Company, its ability to perform under the Facility Agreement and other transaction documents, the rights of the Financiers or the enforceability of a transaction document.  The Facility Agreement provides that in the event of default, the Financiers may declare that the debts and monetary liabilities of the Company are immediately due and payable and/or cancel the credit facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Facility Agreement, Warrant, General Security Agreement and Priority Agreement attached hereto as Exhibits 10.1 through 10.4 and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 of the Current Report on Form 8-K is incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of the Current Report on Form 8-K is incorporated by reference herein.  The Company did not pay any underwriting discounts or commissions in connection with the issuance of the Warrants, and will not pay any underwriting discounts or commissions in connection with the issuance, if any, of any Warrant Shares or Conversion Shares.  The issuance of the Warrants was made, and the issuance of the Warrant Shares and Conversion Shares, if any, will be made, in a private placement in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933 (assuming, in each case, that the Warrant Shares and Conversion Shares are issued to the Financiers in accordance with the terms of the Warrants and the Facility Agreement).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Facility Agreement
10.2	Form of Warrant Certificate
10.3	General Security Agreement
10.4	Priority Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2008

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President - Finance and Corporate Development

EXHIBIT INDEX

Exhibit Number	Description of Document
10.1	Facility Agreement
10.2	Form of Warrant Certificate
10.3	General Security Agreement
10.4	Priority Agreement